                            VAN KAMPEN RESERVE FUND

                    SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED SEPTEMBER 30, 2004

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees of the Fund has approved a change to the advisory fee rate schedule of the Fund. Under the new advisory fee rate schedule, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

                                     PERCENT PER
 AVERAGE DAILY NET ASSETS               ANNUM
---------------------------       -----------------
First $250 million.........            0.450%
Next $500 million..........            0.375%
Next $500 million..........            0.325%
Next $250 million..........            0.300%
Next $250 million..........            0.275%
Next $500 million..........            0.250%
Next $500 million..........            0.225%
Next $12.25 billion........            0.200%
Next $2.5 billion..........            0.199%
Next $7.5 billion..........            0.198%
Next $5 billion............            0.197%
Over $30 billion...........            0.196%

     The new advisory fee rate schedule is effective November 1, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   RES SPT 11/04
                                                                     65138SPT-01